Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of this 24th day of January, 2013 by and among National Holdings Corporation, a Delaware corporation (the "Company"), and those individuals signatory hereto (the "Investors").

WHEREAS, the Company has agreed to issue and sell to the Investors, and the Investors have agreed to purchase from the Company, up to 33,333,333 shares (the "Shares") of the Company’s common stock, $0.02 par value per share (the "Common Stock"), pursuant to the terms and conditions set forth in that certain Securities Purchase Agreement, dated January 24, 2013, by and among the Company and the Investors (the "Purchase Agreement"), and

WHEREAS, the terms of the Purchase Agreement provide that it shall be a condition precedent to the closing of the transactions thereunder for the Company and the Investors to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

1.   Certain Definitions.

As used in this Agreement, the following terms shall have the following meanings:

"Allowed Delay" as defined in Section 2(d)(ii) hereto.

"Business Day" means a day, other than a Saturday, Sunday or holiday, on which banks in New York City are open for the general transaction of business.

"Closing Date" means the earlier of (i) the date of the last Closing under the Purchase Agreement and (ii) March 31, 2013.

"Common Stock" shall have the meaning as defined in the recitals, and any securities into which such shares may hereinafter be reclassified.

"Effectiveness Deadline" means (i) with respect to the initial Registration Statement required to be filed under Section 2(a), the date ninety (90) calendar days after the Closing Date, or if there is a review of the initial Registration Statement by the SEC, one hundred and twenty days (120) calendar days after the Closing Date and (ii) with respect to any Registration Statement required to be filed under Section 2(b), the date ninety (90) calendar days after the Filing Deadline for any Registration Statement required to be filed under Section 2(b), or if there is a review of any Registration Statement required to be filed under Section 2(b) by the SEC, one hundred and twenty days (120) calendar days after the Filing Deadline.

"Effectiveness Period" as defined in Section 3(b) hereto.

"Event Date" as defined in Section 2(f) hereto

"Filing Deadline" means (i) with respect to the initial Registration Statement required to be filed under Section 2(a), the date that is forty-five (45) calendar days after the Closing Date and (ii) with respect to any Registration Statement required to be filed under Section 2(b), (1) for the initial Registration Statement required to be filed under Section 2(b), the six-month anniversary of the Effective Date of the Registration Statement required to be filed under Section 2(a) and (2) for all subsequent Registration Statements required to be filed under Section 2(b), the six-month anniversary of the Effective Date of the immediately preceding Registration Statement required to be filed under Section 2(b).

"Liquidated Damages" as defined in Section 2(f) hereto

"Prospectus" shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

"Register," "registered" and "registration" refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act (as defined below), and the declaration or ordering of effectiveness of such Registration Statement or document.

"Registrable Securities" shall mean all Shares originally issued to Investors under the Purchase Agreement. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been (a) distributed to the public pursuant to an offering registered under the 1933 Act, (b) sold in compliance with Rule 144, or (c) may be sold by under Rule 144 without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the 1933 Act.

"Registration Statement" means the initial registration statement required to be filed in accordance with Section 2(a) and any additional registration statement(s) required to be filed under Section 2(b), including (in each case) the Prospectus, amendments and supplements to such registration statements or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference therein.

"Rule 144" shall mean Rule 144 promulgated by the SEC pursuant to the 1933 Act and any successor or substitute rule, law or provision.

"Rule 415" means Rule 415 promulgated by the SEC pursuant to the 1933 Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

"SEC" means the U.S. Securities and Exchange Commission.

"SEC  Comments" means written comments pertaining solely to Rule 415 which are received by the Company from the SEC to a filed Registration Statement which requires the Company to limit the amount of Registrable Securities which may be included therein to a number of Registrable Securities which is less than such amount sought to be included thereon as filed with the SEC.

"Shares" shall have the meaning as defined in the recitals.

"1933 Act" means the 1933 Act of 1933, as amended, and the rules and regulations promulgated thereunder.

"1934 Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

2.   Registration Rights.

(a) Mandatory Registration.  The Company shall prepare, and, as soon as practicable but in no event later than the Filing Deadline, use its commercially reasonable efforts to file with the SEC the Registration Statement on Form S-1 covering the resale of the Registrable Securities.  The Company shall use its commercially reasonable efforts to have the Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Effectiveness Deadline.  In the event that the amount of shares of Common Stock which may be included in the Registration Statement filed pursuant to this Section 2(a) is limited due to SEC Comments, the cut back of the Shares shall be applied to the Investors pro-rata in accordance with the number of Shares purchased pursuant to the Purchase Agreement relative to all Shares purchased pursuant to the Purchase Agreement.  No later than the second Business Day following the Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Registration Statement.

(b) Additional Registrations.  If all of the Registrable Securities cannot be included in the Registration Statement filed pursuant to Section 2(a) due to SEC Comments, then the Company shall prepare and file with the SEC by the Filing Deadline for such Registration Statement, such number of additional Registration Statements as may be necessary in order to ensure that all Registrable Securities are covered by an existing and effective Registration Statement. If an initial Registration Statement is filed under Section 2(a) and SEC Comments require shares of Common Stock to be removed for such newly filed Registration Statement under this Section 2(b), then the Company will prepare and file additional Registration Statements until such time as all such required Registrable Securities are covered by effective Registration Statements. Any Registration Statements to be filed under this Section 2(b) shall be on Form S-1 and shall cover the resale of such shares.  The Company shall use its commercially reasonable efforts to have the Registration Statement declared effective by the SEC as soon as practicable, but in no event later than its Effectiveness Deadline.  Any required cutbacks of the Shares shall be applied to the Investors pro-rata in accordance with the number of Shares purchased pursuant to the Purchase Agreement relative to all Shares purchased pursuant to the Purchase Agreement. No later than the second Business Day following the Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Registration Statement.

(c) Expenses.  Except as set forth in Section 3(e), the Company will pay all expenses associated with each registration, including filing and printing fees, the Company’s counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws and listing fees.  Investors shall be responsible for all other expenses in connection with the registration, including fees and expenses of counsel, discounts, commissions, fees selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.

(d) Effectiveness.

(i) The Company shall notify the Investors by facsimile or e-mail as promptly as practicable after any Registration Statement is declared effective and shall simultaneously provide the Investors with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby.

(ii) For not more than twenty (20) consecutive days or for a total of not more than sixty (60) days in any twelve (12) month period, the Company may delay the disclosure of material non-public information concerning the Company, by suspending the use of any Prospectus included in any Registration Statement contemplated hereunder containing such information, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an "Allowed Delay"); provided, that the Company shall promptly (a) notify the Investors in writing of the existence of (but in no event, without the prior written consent of an Investor, shall the Company disclose to such Investor any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay, (b) advise the Investors in writing to cease all sales under the Registration Statement until the end of the Allowed Delay and (c) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable.

(e) Nothing in this Agreement shall limit the Company’s right to grant registration rights, including, without limitation, demand or "piggyback" registration rights, to any other person.

(f) If:  (i) the Registration Statement is not declared effective by the SEC (or otherwise does not become effective) for any reason on or prior to the Effectiveness Deadline or (ii) after the date the Registration Statement is declared effective by the SEC, (A) such Registration Statement ceases for any reason (including, without limitation, by reason of a stop order or the Company’s failure to update the Registration Statement), to remain continuously effective as to all Registrable Securities included in such Registration Statement or (B) the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities for any reason (other than due to a change in the “Plan of Distribution” or the inaccuracy of any information regarding the Holders), in each case, for more than an aggregate of 20 consecutive calendar days or 45 calendar days (which need not be consecutive days) during any 12-month period, and (iii) the Company fails to satisfy the current public information requirement pursuant to Rule 144(c)(1) as a result of which the Holders who are not affiliates are unable to sell Registrable Securities without restriction under Rule 144 (or any successor thereto), (any such failure or breach in clauses (i) through (iii) above being referred to as an “Event,” and, for purposes of clauses (i) or (iii), the date on which such Event occurs, or for purposes of clause (ii), the date on which such 20 or 45 calendar day period is exceeded, being referred to as an “Event Date”), then in addition to any other rights the Holders may have hereunder or under applicable law: (x) within five Business Days after an Event Date relating to a failure in clause (i) only, the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to 1.5% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement, for any Registrable Securities held by such Holder on such Event Date; and (y) on each 30-day anniversary (or pro rata portion thereof) following any Event Date (including, for the avoidance of doubt, a failure in clause (i), in which case each 30-day anniversary shall be measured commencing on the 31st day following such Event Date) until the earlier of (1) the applicable Event is cured or (2) the Registrable Securities are eligible for resale pursuant to Rule 144 without manner of sale or volume restrictions, the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to 1.5% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement, for any unregistered Registrable Securities then held by such Holder. The amounts payable pursuant to the foregoing clauses (x) and (y) are referred to collectively as “Liquidated Damages.”  The parties agree that (1) notwithstanding anything to the contrary herein, no Liquidated Damages shall be payable with respect to any period after the expiration of the Effectiveness Period and in no event shall the aggregate amount of Liquidated Damages (excluding Liquidated Damages payable in respect of an Event described in Section 2(f)(iii) herein) payable to a Holder exceed, in the aggregate, 10% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement and (2) in no event shall the Company be liable in any 30-day period for Liquidated Damages under this Agreement in excess of 1.5% of the aggregate purchase price paid by the Holders pursuant to the Purchase Agreement. If the Company fails to pay any Liquidated Damages pursuant to this Section 2(f) in full within five Business Days after the date payable, the Company will pay interest thereon at a rate of 1.5% per month (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such Liquidated Damages are due until such amounts, plus all such interest thereon, are paid in full. Unless otherwise specified in Section 2(f), the Liquidated Damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event, except in the case of the first Event Date.  Notwithstanding the foregoing, nothing shall preclude any Holder from pursuing or obtaining any available remedies at law, specific performance or other equitable relief with respect to this Section 2(f) in accordance with applicable law.  The Company shall not be liable for Liquidated Damages under this Agreement as to any Registrable Securities which are not permitted by the SEC to be included in a Registration Statement due solely to SEC Comments from the time that it is determined that such Registrable Securities are not permitted to be registered until such time as the provisions of this Agreement as to the Registration Statements required to be filed hereunder are triggered, in which case the provisions of this Section 2(f) shall once again apply, if applicable. In such case, the Liquidated Damages shall be calculated to only apply to the percentage of Registrable Securities which are permitted in accordance with SEC Guidance to be included in such Registration Statement.  The Effectiveness Deadline for a Registration Statement shall be extended without default or Liquidated Damages hereunder in the event that the Company’s failure to obtain the effectiveness of the Registration Statement on a timely basis results from the failure of a Holder to timely provide the Company with information requested by the Company and necessary to complete the Registration Statement in accordance with the requirements of the Securities Act (in which the Effectiveness Deadline would be extended with respect to Registrable Securities held by such Holder).

3.   Company Obligations.  In connection with the Company’s obligations under this Agreement to file a Registration Statement with the SEC and to use its commercially reasonable efforts to cause a Registration Statement to become effective in accordance with the terms hereof, the Company will, as expeditiously as possible:

(a) prepare and file with the SEC as soon as reasonably practicable after the Closing Date (but in no event later than the Filing Deadline) a Registration Statement with respect to the Registrable Securities pursuant to Section 2(a) or 2(b) and thereafter use commercially reasonable efforts to cause such Registration Statement to become effective as soon as reasonably practicable after such filing (but in no event later than the Effectiveness Deadline) and to remain continuously effective during the Effectiveness Period (as hereinafter defined), and such Registration Statement shall include the plan of distribution attached hereto as Exhibit A; provided, that, before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish a reasonable period of time prior to filing to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents will be furnished within a reasonable period of time prior to filing and will be subject to review of such counsel;

(b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for a period that will terminate upon the earlier of (i)  the date on which all Registrable Securities covered by such Registration Statement may be sold without the requirement to be in compliance with Rule 144(c)(1), or (ii) when all of the securities covered by such Registration Statement during such period have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement(the "Effectiveness Period");

(c) furnish to the Investors such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as Investors may reasonably request in order to facilitate the disposition of the Registrable Securities owned by Investors that are covered by the related Registration Statement;

(d) use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement and, (ii) if such order or suspension is issued, obtain the withdrawal of any such order or suspension at the earliest possible moment and notify each holder of Registrable Securities of the issuance of such order and the resolution thereof or its receipt of notice of the initiation of any proceeding such purpose;

(e) prior to any public offering of Registrable Securities, use commercially reasonable efforts to register or qualify or cooperate with the Investors and their counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions requested by the Investors as shall be reasonably appropriate in the opinion of the Company and do any and all other commercially reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(e), or (iii) file a general consent to service of process in any such jurisdiction; and provided further that (notwithstanding anything in this Agreement to the contrary with respect to the bearing of expenses) if any jurisdiction in which any of such Registrable Securities shall be qualified shall require that expenses incurred in connection with the qualification therein of any such Registrable Securities be borne by the selling Investors, then the selling Investors shall, to the extent required by such jurisdiction, pay their pro rata share of such qualification expenses;

(f) use commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

(g) immediately notify the Investors, at any time when a Prospectus relating to Registrable Securities is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of any such holder, promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(h) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder;

(i) enter into such customary agreements and take all such other actions as the holders of a majority of the Registrable Securities being sold reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

(j) make available for inspection by any seller of Registrable Securities and any attorney, accountant, or other agent retained by any such seller, all financial and other records, pertinent corporate and business documents and properties of the Company as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors, employees, agents, representatives, and independent accountants to supply all such information reasonably requested by any such seller, attorney, accountant, or agent in connection with such registration statement; provided, however, that any such information furnished by the Company that is non-public shall be used in connection with such registration only, and shall be kept confidential by any of the foregoing recipients; and

(k) With a view to making available to the Investors the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Investors to sell shares of Common Stock to the public without registration, the Company covenants and agrees to use commercially reasonable efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act; (iii) furnish to Investors upon request, as long as Investors own any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the 1934 Act, (B) a copy of the Company’s most recent annual or quarterly report, and (C) such other information as may be reasonably requested in order to avail Investors of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration; and (iv) reasonably assist and cooperate with any Investor (including coordination with the Company’s transfer agent and procuring appropriate legal opinions) in such Investor’s efforts to sell shares of Common Stock included as part of such Investor’s the Registrable Securities under Rule 144 (or its successor rule).

4.   Due Diligence Review; Information.  The Company shall make available, during normal business hours, for inspection and review by the Investor, advisors to and representatives of the Investors (who may or may not be affiliated with the Investors and who are reasonably acceptable to the Company), all financial and other records, all SEC Documents (as defined in the Purchase Agreement) and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company’s officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by the Investors or any such representative or advisor in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investors and such representatives and advisors and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of such Registration Statement.

5.   Obligations of the Investors.

(a) Investors shall each furnish in writing to the Company such information regarding themselves, the Registrable Securities held by them, the intended method of disposition of the Registrable Securities held by them and their beneficial ownership of the Company’s securities, including who has the right to vote or dispose of such securities on behalf of Investor, if other than the Investor, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute and deliver such documents in connection with such registration as the Company may reasonably request. At least five (5) Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify Investors of the information the Company requires from Investors if Investors elect to have any of the Registrable Securities included in the Registration Statement.  Investors shall provide such information to the Company at least two (2) Business Days prior to the first anticipated filing date of such Registration Statement if Investors elect to have any of the Registrable Securities included in the Registration Statement.

(b) Each Investor, by their acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Investor has notified the Company in writing of their election to exclude all of their Registrable Securities from such Registration Statement.

(c) Each Investor agrees that, upon receipt of any notice from the Company of the happening of an event pursuant to Section 3(g) hereof, such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until such Investor’s receipt of the copies of the supplemented or amended prospectus filed with the SEC and until any related post-effective amendment is declared effective and, if so directed by the Company, each Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor’s possession of the Prospectus covering the Registrable Securities current at the time of receipt of such notice.

6.   Indemnification.

(a) Indemnification by the Company.  The Company will indemnify and hold harmless each Investor and their respective officers, directors, members, employees and agents, successors and assigns, and each other person, if any, who controls such Investor within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a "Blue Sky Application"); (iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation by the Company or its agents of any rule or regulation promulgated under the 1933 Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; or (v) any failure to register or qualify the Registrable Securities included in any such Registration in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on such Investor’s behalf and will reimburse Investors, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Investor or any such controlling person in writing specifically for use in such Registration Statement or Prospectus.

(b) Indemnification by the Investors.  Each Investor agrees, severally and not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by such Investor to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto.  In no event shall the liability of any Investor be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Investor in connection with any claim relating to this Section 6 and the amount of any damages such Investor has otherwise been required to pay by reason of such untrue statement or omission) received by such Investor upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings.  Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation.  It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties.  No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

(d) Contribution.  If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.  No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation.  In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 6 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

7.   Miscellaneous.

(a) Amendments and Waivers.  This Agreement may be amended only by a writing signed by the Company and the Investors.  The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Investor.

(b) Notices.  All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 8.9 of the Purchase Agreement.

(c) Assignments and Transfers by Investors.  The provisions of this Agreement shall be binding upon and inure to the benefit of the Investors and their respective successors and assigns.  Investors may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities by Investors to such person, provided that each Investor complies with all laws applicable thereto and provides written notice of assignment to the Company promptly after such assignment is effected.

(d) Assignments and Transfers by the Company.  This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of 66 2/3% of the Investors, provided, however, that the Company may assign its rights and delegate its duties hereunder to any surviving or successor corporation in connection with a merger or consolidation of the Company with another corporation, or a sale, transfer or other disposition of all or substantially all of the Company’s assets to another corporation, without the prior written consent of the Investors, after notice duly given by the Company to Investors.

(e) Benefits of the Agreement.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f) Electronic Delivery; Counterparts.  This agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same document.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" tif, .gif, .  peg or similar attachment to electronic mail (any such delivery, an "Electronic Delivery"), such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such Electronic Delivery signature page were an original thereof.  At the request of any party hereto, each other party hereto or thereto shall re-execute the original form of this Agreement and deliver such form to all other parties.  No party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

(g) Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(h) Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

(i) Further Assurances.  The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(j) Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.  This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(k) Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to conflicts of laws concepts which would apply the substantive law of some other jurisdiction, and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors or assigns.  Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby.  Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement.  Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

NATIONAL HOLDINGS CORPORATION

By:	/s/ Mark Goldwasser
Name: Mark Goldwasser Title: CEO

The Investors:

By:
Name: Title:

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

NATIONAL HOLDINGS CORPORATION

By:
Name: Title:

The Investors:

By:	/s/ David Gage
Name: David Gage Title:

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

NATIONAL HOLDINGS CORPORATION

By:
Name: Title:

The Investors:

By:	/s/ George M. Stone
Name: George M. Stone Title: Member Five Stones I, LLC

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

NATIONAL HOLDINGS CORPORATION

By:
Name: Title:

The Investors:

By:	/s/ Mitchell Katz
Name: Mitchell Katz

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

NATIONAL HOLDINGS CORPORATION

By:
Name: Title:

The Investors:

By:	/s/ Michael Kramer
Name: Michael Kramer

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

NATIONAL HOLDINGS CORPORATION

By:
Name: Title:

The Investors:

By:	/s/ Lowell D. Kraff
Name: Lowell D. Kraff Title:

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

NATIONAL HOLDINGS CORPORATION

By:
Name: Title:

The Investors: Hudson Bay Master Fund LTD

By:	/s/ Yoav Roth
Name: Yoav Roth Title: Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

NATIONAL HOLDINGS CORPORATION

By:
Name: Title:

The Investors:

By:	/s/ Bill Veghte
Name: Title:

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

NATIONAL HOLDINGS CORPORATION

By:
Name: Title:

The Investors:

By:	/s/ Jeffrey Gould
Name: Title:

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

NATIONAL HOLDINGS CORPORATION

By:
Name: Title:

The Investors:

By:	/s/ Leonard Lichter
Name: Title:

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

NATIONAL HOLDINGS CORPORATION

By:
Name: Title:

The Investors:

By:	/s/ Stephen Nicholas
Name: Stephen Nicholas Title:

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

NATIONAL HOLDINGS CORPORATION

By:
Name: Title:

The Investors:

By:	/s/ M Klein and Company
Name: Mark Klein Title: Managing Member

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

NATIONAL HOLDINGS CORPORATION

By:
Name: Title:

The Investors:

By:	/s/ Leonard Potter
Name: Leonard Potter Title:

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

NATIONAL HOLDINGS CORPORATION

By:
Name: Title:

The Investors:

By:	/s/ Kerry Propper
Name: Kerry Propper Title:

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

NATIONAL HOLDINGS CORPORATION

By:
Name: Title:

The Investors:

By:	/s/ Richard W. Winiarski
Name: Richard W. Winiarski Title: Investor

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

NATIONAL HOLDINGS CORPORATION

By:
Name: Title:

The Investors:

By:	/s/ Steven Shenfeld
Name: Melby Lane Partners, LLC Title: Majority Member

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

NATIONAL HOLDINGS CORPORATION

By:
Name: Title:

The Investors:

By:	/s/ Steven Shenfeld
Name: Cutler Mill Partners LLC Title: Member

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

NATIONAL HOLDINGS CORPORATION

By:
Name: Title:

The Investors:

By:	/s/ David Wasserman
Name: David Wasserman Title:

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

NATIONAL HOLDINGS CORPORATION

By:
Name: Title:

The Investors:
Hartz Capital Investments, LLC
Empery Asset Management, its authorized agent
Empery AM GP, LLC, its General Partner

By:	/s/ Ryan M. Lane
Name: Ryan M. Lane Title: Managing Member

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

NATIONAL HOLDINGS CORPORATION

By:
Name: Title:

The Investors:
Empery Asset Master, LTD
Empery Asset Management, its authorized agent
Empery AM GP, LLC, its General Partner

By:	/s/ Ryan M. Lane
Name: Ryan M. Lane Title: Managing Member

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

NATIONAL HOLDINGS CORPORATION

By:
Name: Title:

The Investors: Iroquois Master Fund Ltd.

By:	/s/ Joshua Silverman
Name: Joshua Silverman Title: Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

NATIONAL HOLDINGS CORPORATION

By:
Name: Title:

The Investors: American Capital Management LLC.

By:	/s/ Philip Mirabelli
Name: Philip Mirabelli Title: Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

NATIONAL HOLDINGS CORPORATION

By:
Name: Title:

The Investors: Scot Cohen.

By:	/s/ Scot Cohen
Name: Scot Cohen Title: Individual

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

NATIONAL HOLDINGS CORPORATION

By:
Name: Title:

The Investors: Richard Abbe as custodian for Talia Abbe UTMA/NY until age 21

By:	/s/ Richard Abbe
Name: Richard Abbe Title: Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

NATIONAL HOLDINGS CORPORATION

By:
Name: Title:

The Investors: Richard Abbe as custodian for Bennet Abbe UTMA/NY until age 21

By:	/s/ Richard Abbe
Name: Richard Abbe Title: Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

NATIONAL HOLDINGS CORPORATION

By:
Name: Title:

The Investors: Richard Abbe as custodian for Samantha Abbe UTMA/NY until age 21

By:	/s/ Richard Abbe
Name: Richard Abbe Title: Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

NATIONAL HOLDINGS CORPORATION

By:
Name: Title:

The Investors:

By:	/s/ Mark Goldwasser
Name: Mark Goldwasser Title:

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

NATIONAL HOLDINGS CORPORATION

By:
Name: Title:

The Investors:

By:	/s/ Leonard Sokolow
Name: Leonard Sokolow Title:

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

NATIONAL HOLDINGS CORPORATION

By:
Name: Title:

The Investors:

Toby Fagenson Trust #1, Robert Fagenson, Trustee

By:	/s/ Robert Fagenson
Name: Robert Fagenson Title: Trustee

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

NATIONAL HOLDINGS CORPORATION

By:
Name: Title:

The Investors:

Powers Private Equity LLC

By:	/s/ Frederic Powers
Name: Frederic Powers Title: Managing Director

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

NATIONAL HOLDINGS CORPORATION

By:
Name: Title:

The Investors:

By:	/s/ Judd R. Marmon
Name: Judd R. Marmon Title:

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

NATIONAL HOLDINGS CORPORATION

By:
Name: Title:

The Investors:

By:	/s/ Michael Gross
Name: Michael Gross Title:

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

NATIONAL HOLDINGS CORPORATION

By:
Name: Title:

The Investors:

By:	/s/ Anton V. Schutz
Name: Anton V. Schutz
Title: Managing Member Mendon GP LLC, GP to the Moors and Mendon Master Fund LLP

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

NATIONAL HOLDINGS CORPORATION

By:
Name: Title:

The Investors:

By:	/s/ Brad Chase
Name: Brad Chase Title:

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

NATIONAL HOLDINGS CORPORATION

By:
Name: Title:

The Investors:

By:	/s/ Brian D. Gordon
Name: Brian D. Gordon Title: Individual

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

NATIONAL HOLDINGS CORPORATION

By:
Name: Title:

The Investors:

By:	Quaker Ridge Partners LLC
Name: /s/ Larry Fehizenbaker Title: Managing Member

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

NATIONAL HOLDINGS CORPORATION

By:
Name: Title:

The Investors:

By:	/s/ Stuart Lichter
Name: Title:

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

NATIONAL HOLDINGS CORPORATION

By:
Name: Title:

The Investors:

By:	/s/ William Groeneveld
Name: William Groeneveld Title:

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

NATIONAL HOLDINGS CORPORATION

By:
Name: Title:

The Investors:

By:	/s/ Louis Russo
Name: Louis Russo Title: Vice President

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

NATIONAL HOLDINGS CORPORATION

By:
Name: Title:

The Investors:

By:	/s/ Jeff Goretti
Name: Jeff Goretti Title: Vice President

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

NATIONAL HOLDINGS CORPORATION

By:
Name: Title:

The Investors:

By:	/s/ Jeff Goretti
Name: Jeff Goretti Title: Vice President

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

NATIONAL HOLDINGS CORPORATION

By:
Name: Title:

The Investors:

By:	/s/ Alan B. Levin
Name: Alan B. Levin Title:

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

NATIONAL HOLDINGS CORPORATION

By:
Name: Title:

The Investors:

By:	/s/ Jonathan C. Rich
Name: Jonathan C. Rich Title:

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

NATIONAL HOLDINGS CORPORATION

By:
Name: Title:

The Investors:

By:	/s/ Hany A. Awadalla
Name: Hany A. Awadalla Title:

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

NATIONAL HOLDINGS CORPORATION

By:
Name: Title:

The Investors:

By:	/s/ Gregory Fortunoff
Name: Gregory Fortunoff Title:

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

NATIONAL HOLDINGS CORPORATION

By:
Name: Title:

The Investors:

By:	/s/ Douglas S. Thomas
Name: Douglas S. Thomas Title:General Partner

Exhibit A

Plan of Distribution

The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions.  These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales effected after the date the registration statement of which this Prospectus is a part is declared effective by the SEC;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the 1933 Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.  The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume.  The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities.  The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any.  Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents.  We will not receive any of the proceeds from this offering.  Upon any exercise of the Warrant by payment of cash, however, we will receive the exercise price of the Warrant.

The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the 1933 Act, provided that they meet the criteria and conform to the requirements of that rule.

The selling stockholders and any broker-dealers or agents that participate in the sale of the common stock or interests therein may be "underwriters" within the meaning of Section 2(11) of the 1933 Act.  Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the 1933 Act.  Selling stockholders who are "underwriters" within the meaning of Section 2(11) of the 1933 Act will be subject to the prospectus delivery requirements of the 1933 Act.

To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents or dealer, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers.  In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the 1934 Act may apply to sales of shares in the market and to the activities of the selling stockholders and their Affiliates.  In addition, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the 1933 Act.  The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the 1933 Act.

We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the 1933 Act and state securities laws, relating to the registration of the shares offered by this prospectus.

We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (1) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement or (2) the date on which the shares may be sold without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the 1933 Act.